ASSET PURCHASE AGREEMENT

THIS AGREEMENT made the 15th day of JUNE, 2006.

AMONG:

SITE DRILLING FORCE LIMITED (BVI), of
Trident Chambers, P.O. Box 146,
Road Town, Tortola,
British Virgin Islands
(the "Vendor")

OF THE FIRST PART

AND:

SOM RESOURCES INC., of
1600 Broadway, Suite 2400
Denver, Colorado 80202

(the "Purchaser")

OF THE SECOND PART

WHEREAS:

A. The Vendor owns an interest (the "Interest") in certain oil and gas properties (the "Properties") as described in Schedule "A" attached hereto; and

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Interest as a going concern and all assets hereinafter described used in connection with the Interest.

In consideration of the premises and the mutual covenants and agreements herein contained the parties hereto covenant and agree each with the other as follows:

1. PURCHASE AND SALE

Subject to the terms and conditions set forth in this Agreement, at the Closing (hereinafter defined) the Vendor shall sell and the Purchaser shall purchase the Interest as a going concern specifically including the following (which are collectively called the "Interest"):

(a) a 100% working interest in the Properties;

(b) a 75% net revenue interest in the Properties;

(c) all equipment, fixtures, furnishings and supplies used in connection with the Interest (collectively the "Equipment");

(d) all prepaid expenses relating to the Interest (the "Prepaids");

(e) the interest of the Vendor in the contracts and engagements listed in Schedule "B" (the "Contracts");

(f) all inventory relating to the Interest (the "Inventory"); and

(g) all lists of customers, outstanding orders for the purchase and sale of inventory, brochures, samples, price lists and other information relating to the day to day operation of the Interest.

2. PURCHASE PRICE

The purchase price for the Interest shall be US$2,000,000 (the "Purchase Price").

3. PAYMENT OF THE PURCHASE PRICE

The Purchaser Price shall be paid to the Vendor at the Closing.

4. REPRESENTATIONS BY THE VENDOR

4.1 The Vendor represents and warrants to the Purchaser that:

(a) the Vendor is a corporation duly organized, existing and in good standing under the laws of the British Virgin Islands and has power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, all of which will have been duly and validly authorized by all necessary corporate proceedings;

(b) the Vendor has good and marketable title to the Interest free and clear of all liens, mortgages, encumbrances, equities or claims of every kind and nature whatsoever;

(c) the Vendor has no indebtedness to any person, firm or corporation which might by operation of law or otherwise now or hereafter constitute a lien, charge or encumbrance upon any of the Interest;

(d) the Vendor is not in default under any of the contracts or engagements listed in Schedule "B" and Schedule "B" lists all material contracts and engagements of the Vendor relating to the Interest;

(e) the Vendor has all governmental licences and permits required for the conduct of the Interest;

(f) the information contained in the report of Netherland, Sewell & Associates, Inc. dated February 14, 2006 is true and correct and does not contain any misrepresentations, misstatements or material omissions;

(g) the Vendor is not a party to any collective agreement relating to the Interest with any labour union or other association of employees; and

(h) there are:

(i) no actions, suits or proceedings before any court pending or threatened by or against or affecting the Vendor, and

(ii) no proceedings by or before any governmental commission, department, board, authority or other administrative agency or by or before any administrative officer pending or threatened against the Vendor.

5. REPRESENTATIONS OF THE PURCHASER

5.1 The Purchaser represents and warrants to the Vendor that:

(a) the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby all of which have been duly and validly authorized by all necessary corporate proceedings; and

(b) neither the execution of this Agreement nor its performance by the Purchaser will result in the breach of any term or provision of, or constitute a default under any indenture, mortgage, deed of trust or other agreement to which either of them is a party or will result in the breach of any law or regulation of the federal or state governments or any regulatory body thereof.

6. PRE-CLOSING RESTRICTIONS

(a) Between the date of this Agreement and the Closing the Vendor shall not:

(i) make any contract for any acquisition of any assets or enter into any contract except in the ordinary course of business or make any capital expenditures or improvements except as may be involved in ordinary repairs, maintenance and replacements;

(ii) sell or dispose of any property or assets of the Interest except in the ordinary course of business;

(iii) make or agree to make any payment to any of the officers, employees or agents of the Vendor except in the ordinary course of business;

(b) Between the date of this Agreement and the Closing the Vendor shall:

(i) manage the Interest only in the ordinary course, keep the tangible property and assets of the Interest in good repair, endeavour to preserve the organization of the Interest intact and keep available the services of the present officers and employees (subject to voluntary resignations and dismissals in accordance with proper business practice) and preserve the goodwill of the suppliers and customers and others having business relations with the Vendor relating to the Interest;

(ii) maintain insurance coverage of the scope and in the amounts presently held.

(c) That from the date of this Agreement up to the Closing, the Purchaser and its authorized representatives will be afforded full access during normal business hours to all properties, books, contracts, commitments, records of the Interest and will be furnished with such copies (certified if requested) thereof and other information as the Purchaser may reasonably request.

(d) That no substantial damage by fire, negligence or otherwise to the Interest shall have occurred since the date hereof and prior to the Closing which, in the opinion of the Purchaser will materially and adversely affect the assets, operations, prospects or earnings of the Interest.

(e) That at the Closing the Purchaser shall receive from its solicitors, an opinion to the effect that a good and valid title to the Interest is, or upon completion of the procedures provided for herein will be, vested in the Purchaser free and clear of all liens, encumbrances, equities or claims of every nature or kind whatsoever, and in providing this opinion the Purchaser's solicitors may rely on a certificate of an officer or officers of the Vendor as to any fact relevant to title.

7. REPRESENTATIONS SHALL SURVIVE THE CLOSING

The representations and warranties contained in Sections 4 and 5 and the agreements contained in Sub-Sections 6(a) and 6(b) or in any certificates or documents delivered in connection with the transactions contemplated hereby shall be true at and as of the Closing as though such representations, warranties and agreements were made at and as of the Closing and shall survive the Closing, the purchase and sale herein contemplated and any reorganization, amalgamation, sale or transfer of any of the parties hereto and shall continue in full force and effect except to the extent expressly waived in writing.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

The obligations of the Purchaser to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

(a) the representations, warranties and agreements contained in Sections 4 and 6 shall be true and correct in all material respects at the Closing except as may be in writing disclosed to and approved by the Purchaser;

(b) that prior to the Closing the Vendor shall not have experienced any event or condition or have taken any action of any character adversely affecting the Interest or the Interest so as to materially reduce the value of the Interest or the Interest to the Purchaser;

(c) the Purchaser obtaining the consent from any parties from whom consent to the transfer of the Interest is required, if any; and

(d) no governmental authority shall have enacted any statue, regulation or bylaw or announce any policy that will materially and adversely affect the value of the Interest.

The foregoing conditions of this Section 8 are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by it at any time.

9. <u>CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR</u>

The obligations of the Vendor to consummate the transactions herein contemplated are subject to the condition that:

(a) the representations and warranties of the Purchaser contained in Section 5 shall be true and correct in all material respects at the Closing;

(b) Vendor obtains the consent from any parties from whom consent to the transfer of the Interest is required, if any; and

(c) there shall not be in force any order or decree of accord of competent jurisdiction or any governmental authority restraining, interfering with or preventing the consummation of the transactions contemplated herein.

The foregoing condition is for the exclusive benefit of the Vendor and may be waived in whole or in part by it at any time.

10. <u>THE CLOSING</u>

The Closing (the "Closing") shall take place will take place within five days of the parties receiving all required board and shareholder approvals to proceed with the purchase of the Interest (the "Closing Date"), or such other date as mutually agreed to by the parties, but in any event no later than June ______, 2006, at the offices of Clark Wilson LLP, Vancouver, British Columbia.

11. <u>TRANSACTIONS OF THE VENDOR AT THE CLOSING</u>

At the Closing the Vendor shall deliver or cause to be delivered to the Purchaser:

(a) all deeds, bills of sale, transfers and assignments (with full covenants of warranty) as are necessary to effectively vest good and marketable title to the Interest in the Purchaser or its nominee free and clear of any liens, mortgages, encumbrances, equities or claims of every nature and kind whatsoever,

(b) consents to the assignment and transfer of the Contracts;

(c) a certified copy of a resolution of the Directors of the Vendor duly passed authorizing the execution and implementation of this Agreement by the Vendor;

(d) a certificate of the President of the Vendor dated as of the Closing Date, acceptable in the form and content to the solicitors for the Purchaser, certifying that the condition unless waived, set out in Section 9(a) has been fulfilled or satisfied at the Closing;

(e) the favourable legal opinion of the solicitors for the Vendor, in form satisfactory to counsel for the Purchaser stating that all necessary steps and corporate proceedings have been taken by the Vendor to permit the sale of the Interest under this Agreement and that this Agreement and all other agreements required hereunder have been duly and validly authorized, executed and delivered by the Vendor and will constitute valid and legally binding obligations of the Vendor.

12. TRANSACTIONS OF THE PURCHASER AT THE CLOSING

At the Closing the Purchaser shall deliver or cause to be delivered:

(a) to the Vendor the Purchase Prise is immediately available funds;

(b) to the Vendor a certificate of the President of the Purchaser dated as of the Closing Date, acceptable in form and content to the solicitors for the Vendor, certifying that the condition unless waived, set out in Section 8(a) has been satisfied at the Closing;

(c) to the Vendor a favourable legal opinion of the solicitors for the Purchaser, in form satisfactory to counsel for the Vendor stating that all necessary steps and corporate proceedings have been taken to permit the purchase of the Interest by the Purchaser under this Agreement and that this Agreement and all other agreements required hereunder have been duly and validly authorized, executed and delivered by the Purchaser and will constitute valid and legally binding obligations of the Purchaser.

13. POST CLOSING AGREEMENTS

(a) If the Purchaser shall fail to make all or any part of any payment to be made pursuant to paragraph 3(a) and such default shall continue for a period of 15 days the Vendor may by notice in writing to the Purchaser declare the balance owing under paragraph 3(a) immediately due and payable.

(b) Following the Closing the Purchaser shall assume and indemnify and save the Vendor harmless from:

(i) the liabilities of the Vendor under the Contracts,

(ii) the obligations of the Vendor under the Contracts,

(iii) the obligations of the Vendor to its employees.

14. ASSETS AT RISK

The Interest will be at the risk of the Vendor up to the Closing.

15. AGENTS

The Vendor warrants to the Purchaser that no agent or other intermediary has been engaged by the Vendor in connection with the purchase and sale herein contemplated.

16. TIME OF THE ESSENCE

Time is expressly declared to be of the essence of this Agreement and each of the terms and conditions of this Agreement.

17. GOVERNING LAW

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.

18. FURTHER ASSURANCES

The parties shall execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

19. NOTICES

Any notice required or permitted to be given to any of the parties to this Agreement may be given by prepaid registered post or personally delivered to the address of such party above stated and any such notice shall be deemed to have been given and received by the party to whom it was addressed on delivery, if delivered personally, and if mailed, on the second day following the mailing thereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above.

SITE DRILLING FORCE LIMITED

Per: ______________________

SOM RESOURCES INC.

Per: ______________________

SCHEDULE A

OIL AND GAS ASSETS


Robert F. Bruce
A.A. Development Corporation, et al
101-004
101-006
101-002
101-005
5
101-012
101-001
101-013
101-010
101-011
101-005
101-008
101-009
101-003
AKS Properties, Ltd., et al
101-012
101-007
Kenneth T. Bruce Living Trust
P.W.K. Timberlands Corporation
8
Louise Mayo
AKS Properties, Ltd., et al
P.W.K. Timberlands Corporation
Joseph K. Cooper, et ux
T7S-R9W

PROSPECT 101

SANDOZ & ASSOCIATES, INC. LEASE SCHEDULE

Updated: July 12, 2005

CLIENT: Blue Ridge Group Inc.

PROSPECT: 101

Lease No.	Lessor	Lease Date	Interest	Gross Acres	Net Acres	Rental Due Date	Primary Term	Book/Page
101-001	Linda Susan Stineff	09-Nov-04	1.0000	20.0000	20.0000	09-Nov-05	3 years	781/332
101-002	Herman E. McFatter, et ux	10-Nov-04	1.0000	80.0000	80.0000	10-Nov-05	3 years	781/337
101-003	James H.& Melissa A. Clark	09-Nov-04	1.0000	1.0000	1.0000	09-Nov-05	3 years	781/338
101-004	Patsy Jane McCreary	09-Nov-04	1.0000	1.0000	1.0000	09-Nov-05	3 years	581/343
101-005	W.E. McFatter, LLC	10-Nov-04	1.0000	107.0000	107.0000	10-Nov-05	3 years	781/348
101-006	Mark Reddick Johnson	09-Nov-04	1.0000	20.0000	20.0000	09-Nov-05	3 years	781/350
101-007	Wallace Luther Clark Jr.	09-Nov-04	1.0000	60.0000	60.0000	09-Nov-05	3 years	781/355
101-008	Ann Hodges Knight	09-Nov-04	1.0000	45.0000	45.0000	09-Nov-05	3 years	781/360
101-009	Patrick Lucien Vincent, et ux	15-Nov-04	1.0000	68.0000	68.0000	15-Nov-05	3 years	781/3665
101-010	V.L. Trahan	09-Nov-04	1.0000	10.0000	10.0000	09-Nov-05	3 years	781/370
101-011	Leola A. Perkins Fontenot	20-Nov-04	1.0000	10.0000	10.0000	20-Nov-05	3 years	781/375
101-012	AKS Properties, LTD.	25-Jan-05	0.4500	80.0000	36.0000	25-Jan-06	3 years	781/380
101-012A	Texas Presbyterian Foundation	25-Nov-04	0.2250	***80.0000***	18.0000	25-Nov-05	3 years	781/386
101-012B	Dallas Theological Seminary	25-Jan-05	0.1125	***80.0000***	9.0000	25-Jan-06	3 years	781/408
101-012C	Kathryn Carroll Hanlon	25-May-05	0.0081	***80.0000***	0.6500	25-May-06	3 years	781/400
101-012D	Robert J. Carroll	25-May-05	0.0081	***80.0000***	0.6500	25-May-06	3 years	781/392
101-012E	Page C. Cary	26-May-05	0.0163	***80.0000***	1.3000	25-May-06	3 years	
101-013	Willis W. Gayle, Jr.	28-Feb-05	1.0000	20.0000	20.0000	28-Feb-06	3 years	781/416
	TOTALS			522.0000	507.6000			

BOLD indicates counterpart lease; not reflected in gross acreage totals

OPEN ACREAGE: 14.4 net acres (undivided interest in AKS Properties, et al tract.)


W.F. Long
Nellie L. Guidry, et al
Raymond Heragens
Cynthia Ann Carbello
LA Dept. Transportation
A. Fontenot, et al
Roger D. Leary
105-010
105-013
105-009
105-003
6
105-004
L.L.C.
105-007
105-008
105-006
105-011
105-002
105-005
John A. Stebbens
105-001
F. Stebbens
Paula Stebbens
Preston J. Properties, Inc.
7
Romain Partnership
B&B Sports, Inc.
Baggett Investors, L.L.C.
Walter C. Vincent

SANDOZ & ASSOCIATES, INC. LEASE SCHEDULE

Updated: June 16, 2005

CLIENT: Blue Ridge Group Inc.

PROSPECT: 105

Lease No.	Lessor	Lease Date	Interest	Gross Acres	Net Acres	Rental Due Date	Primary Term	Book/Page
105-001	A & H Farms	06-Jan-05	1.00000	517.0000	517.0000	06-Jan-06	3 years	781/431
105-002	Pirmin Habetz, et ux	31-Dec-04	1.00000	3.0000	3.0000	31-Dec-05	3 years	781/438
105-003	Milton Simon, et ux	23-Dec-04	1.00000	80.0000	80.0000	23-Dec-05	3 years	781/443
105-004	Baja Investment Group	05-Jan-05	1.00000	32.2800	32.2800	05-Jan-06	3 years	781/448
105-005	Ronnie E. Thomas, et ux	15-Mar-05	1.00000	6.0000	6.0000	15-Mar-06	3 years	781/453
105-006	Vivian E. Robertson, et al	15-Mar-05	1.00000	6.0000	6.0000	15-Mar-06	3 years	781/458
105-007	Eldon Richard, et ux	10-Mar-05	1.00000	3.0000	3.0000	10-Mar-06	3 years	781/464
105-008	Nola Mae Airhart	10-Mar-05	1.00000	3.0000	3.0000	10-Mar-06	3 years	781/469
105-009	John Porter Fowler	18-Mar-05	1.00000	2.0000	2.0000	18-Mar-06	3 years	781/474
105-010	Billy Marsha Simons	22-Mar-05	1.00000	3.0000	3.0000	22-Mar-06	3 years	781/479
105-011	Carlo LeBato, et al	23-Mar-05	1.00000	6.0000	6.0000	23-Mar-06	3 years	781/484
105-012	Carlo La Rocca, Jr.	15-Apr-05	1.00000	12.0000	12.0000	23-Dec-06	3 years	781/491
105-013	Curtis Duplechain, et ux	10-May-05	1.00000	5.0000	5.0000	10-May-06	3 years	781/496
105-014	Nolan L. Miller, et ux	15-Mar-05	1.00000	6.0000	6.0000	15-Mar-06	3 years	781/644
119-016**	Jimmy Bosley, et ux	05-May-05	1.00000	18.0900	18.0900	05-May-05	3 years	781/817
	TOTALS			702.3700	702.3700			

** Note: Bosley lease actually 26.59 acres - remainder of acreage located in other Prospect

SCHEDULE B

CONTINUING CONTRACTUAL OBLIGATIONS RELATING TO THE INTEREST